Exhibit 10.1.4

AMENDMENT NO. 3

AMENDMENT NO. 3, dated as of June 17, 2013 (this “Amendment”), to the First Lien Credit Agreement, dated as of April 20, 2012 (as amended, supplemented, amended and restated or otherwise modified from time to time) (the “Credit Agreement”), among PG HOLDCO, LLC, a Delaware limited liability company (“Holdings”), PGA HOLDINGS, INC., a Delaware corporation (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), BARCLAYS BANK PLC, as Administrative Agent (in such capacity, the “Administrative Agent”), and the other Agents named therein. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, Section 10.1 of the Credit Agreement permits amendments or other modifications to the Credit Agreement with consent of the Administrative Agent, Holdings, the Borrower and the Required Lenders;

WHEREAS, Holdings intends to form (or cause to be formed) two new subsidiaries, an intermediate holding company (“Intermediate Holdings”), which will be a direct subsidiary of Holdings, and a subsidiary holding company (“Replacement Holdings”), which will be a direct subsidiary of Intermediate Holdings, and to transfer all of its assets, including the Borrower’s capital stock, to Intermediate Holdings which will immediately transfer all such assets to Replacement Holdings (collectively, the “Transactions”);

WHEREAS, the Borrower has requested that the Required Lenders agree to modify the Credit Agreement to permit the Transactions;

WHEREAS, subject to the conditions set forth herein, in order to effect the foregoing and to modify the Credit Agreement as contained herein, the Required Lenders and the other parties hereto are willing to agree to such modification relating to the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.              Amendment and Waiver.

Effective as of the Amendment No. 3 Effective Date, the Credit Agreement shall be and hereby is amended as follows:

(a)           Deleting the words “nine or” in each place they appear in the definition of “Interest Period” in Section 1.1.

(b)           Deleting the definition of “IPO” in its entirety and replacing it with the following definition in Section 1.1:

“IPO”: the initial offering by the IPO Entity of its Capital Stock to the public by means of an offering registered with the SEC or any comparable foreign Governmental Authority.”

(c)           Inserting the following defined term in the correct alphabetical order in Section 1.1:

“IPO Entity” means, at any time after an IPO, Holdings or a parent entity of Holdings, as the case may be, the Capital Stock of which was issued or otherwise sold pursuant to the IPO; provided that, immediately following the IPO, the Borrower is a wholly owned Subsidiary of such IPO Entity and such IPO Entity owns, directly or through its Subsidiaries, substantially all the businesses and assets owned or conducted, directly or indirectly, by the Borrower and its Subsidiaries immediately prior to the IPO.

(d)           Inserting the following clause (f) at the end of Section 7.16:

“(f) Notwithstanding the foregoing, Holdings (referred to in this clause (f) as “Existing Holdings”) may on one occasion be replaced with another legal entity (the “Replacement”) and may form (or cause to be formed) subsidiaries in connection with the Replacement (the subsidiary that, on the consummation of the Replacement, directly holds the Borrower’s capital stock, “Replacement Holdings”), subject to the satisfaction (or waiver in accordance with the terms hereof) of the following conditions precedent (the date such conditions are satisfied, the “Replacement Date”):

(i)           All assets of Existing Holdings shall have been contributed (including the Borrower’s capital stock) to Replacement Holdings.

(ii)          The Administrative Agent shall have received an agreement in form and substance reasonably satisfactory to the Administrative Agent, executed by each of Existing Holdings and Replacement Holdings, pursuant to which (a) Replacement Holdings shall become a party to the Credit Agreement and each other Loan Document to which Existing Holdings is a party in place of Existing Holdings with the same force and effect as if originally a party thereto and, without limiting the foregoing, shall expressly assume all of the obligations and liabilities of Existing Holdings thereunder and (b) Existing Holdings shall be released, absolutely, unconditionally, irrevocably and forever, from all security interests granted to the Administrative Agent under the Security Documents and any other security interests granted to the Administrative Agent in connection with the Credit Agreement and all such security interests will be, and hereby are, forever discharged.

(iii)          The Administrative Agent’s receipt of an Assumption Agreement (as defined in the Guarantee and Collateral Agreement) executed by Replacement Holdings and evidence reasonably satisfactory to the Administrative Agent that all actions necessary or advisable to grant to the Collateral Agent for the benefit of the Secured Parties a perfected security interest (to the extent required by the Security Documents and with the priority required by Section 4.17 of the Credit Agreement) in the Collateral described in the Guarantee and Collateral Agreement with respect to Replacement Holdings.

(iv)          The Administrative Agent shall have received an executed legal opinion of Simpson Thacher & Bartlett LLP, counsel to the Loan Parties, substantially in the form of

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the legal opinion provided on the Closing Date. Such legal opinion shall contain such changes thereto as may be approved by, and as shall otherwise be in form and substance reasonably satisfactory to, the Administrative Agent and shall cover such other matters incident to the transactions contemplated by the Loan Documents as the Administrative Agent may reasonably require. Such counsel delivering the foregoing legal opinion is expressly instructed to deliver its opinion for the benefit of each of the Administrative Agent and each Lender.

(v)          The Administrative Agent shall have received a Closing Certificate of Replacement Holdings, substantially in the form of Exhibit D, with appropriate insertions and attachments, each of which shall be reasonably satisfactory to the Administrative Agent.

(vi)          The Lenders shall have received from Replacement Holdings documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, prior to the Replacement Date.

(vii)          Before and after giving effect to the Replacement, the representations and warranties of the Borrower and each other Loan Party contained in Section 4 of the Credit Agreement or any other Loan Document shall be true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects).

(viii)           At the time of and after giving effect to the Replacement, no Default or Event of Default has occurred and is continuing.”

Section 2.              Representations and Warranties. Each of Holdings and the Borrower represent and warrant to the Administrative Agent and the Lenders as of the date hereof and the Amendment No. 3 Effective Date that:

(a)           Before and after giving effect to this Amendment, the representations and warranties of the Borrower and each other Loan Party contained in Section 4 of the Credit Agreement or any other Loan Document shall be true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects).

(b)           At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

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(c)           Each of Holdings and the Borrower (i) has the requisite power and authority to execute, deliver and perform the Amendment, (ii) has taken all necessary organizational action to authorize the execution, delivery and performance of the Amendment and (iii) has duly executed and delivered the Amendment.

(d)           This Amendment constitutes a legal, valid and binding obligation of each of Holdings and the Borrower, enforceable against each of them in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in an proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

Section 3.              Conditions to Effectiveness. This Amendment shall become effective on the date on which each of the following conditions is satisfied (the “Amendment No. 3 Effective Date”):

(a)           The Administrative Agent’s receipt of executed counterparts of this Amendment from Holdings, the Borrower, the Administrative Agent and the Required Lenders, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified.

(b)           The Borrower shall have reimbursed the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred in connection with this Amendment which have been invoiced at least one Business Day prior to the Closing Date, including the reasonable and documented fees, charges and disbursements of Weil, Gotshal & Manges LLP, counsel for the Administrative Agent.

(c)           All fees required to be paid on the Amendment No. 3 Effective Date shall have been paid on or before the Amendment No. 3 Effective Date.

Section 4.              Reaffirmations.

(a)           Each Guarantor, subject to the terms and limits contained in the Credit Agreement, reaffirms its guaranty of the Obligations under the Credit Agreement as amended by this Amendment. Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to this Amendment. Each Loan Party hereby confirms that each Loan Document to which it is a party or is otherwise bound will continue to be in full force and effect as amended by this Amendment and all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment.

(b)           The undersigned, as Grantors under the Guarantee and Collateral Agreement, and, as applicable, as parties to the other Security Documents hereby consent and agree to this Amendment and hereby confirm and agree that (i) each of the Guarantee and Collateral Agreement and the other Security Documents is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all material respects and (ii) each of the Guarantee and Collateral Agreement and the other Security Documents and the Collateral

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described therein does, and shall continue to, secure the payment and performance of all of the Obligations of such Grantors immediately prior to and after giving effect to this Amendment.

Section 5.              Amendment Fee. Each Lender that delivers a duly executed signature page to this Amendment to the Administrative Agent’s counsel, by such time as is requested by the Administrative Agent, shall be entitled to a non-refundable amendment fee (the “Amendment Fee”) of twelve and a half basis points (0.125%) of the aggregate of such Lender’s Revolving Commitments and pro rata share of the outstanding Term Loans, in each case in effect as of the Amendment No. 3 Amendment Date, in immediately available funds.

Section 6.              Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 7.              Governing Law and Waiver of Right to Trial by Jury. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The jurisdiction and waiver of right to trial by jury provisions in Section 10.12 and 10.17 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

Section 8.              Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 9.              Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall be deemed a “Loan Document” for all purposes under the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PG HOLDCO, LLC

By:	/s/ Eileen Kamerick
Name:	Eileen Kamerick
Title:	Treasurer and Chief Financial Officer

PGA HOLDINGS, INC.

By:	/s/ Eileen Kamerick
Name:	Eileen Kamerick
Title:	Treasurer and Chief Financial Officer

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

BARCLAYS BANK PLC,
as Administrative Agent and Collateral Agent
and as a Lender

By:	/s/ Vanessa A. Kurbatskiy
	Name:	Vanessa A. Kurbatskiy
	Title:	Vice President

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Wells Fargo Bank, National Association,
as a Lender

By:	/s/ P Jeffrey Huth
	Name:	P Jeffrey Huth
	Title	Director

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

JMP Credit Advisors CLO I LTD
By: Cratos CDO Management, LLC
As Attorney-in-Fact

By: JMP Credit Advisors LLC
Its Manager

By:	/s/ Ronald J. Banks
	Name:	Ronald J. Banks
	Title:	Managing Director

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

JMP Credit Advisors CLO II LTD
By: JMP Credit Advisors LLC
As Attorney-in-Fact

By:	/s/ Ronald J. Banks
	Name:	Ronald J. Banks
	Title:	Managing Director

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

ASF1 Loan Funding LLC,
as a Lender

By: Citibank N.A.

By:	/s/ Emily Chong
	Name:	Emily Chong
	Title	Director

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Lake City Bank,
as a Lender

By:	/s/ Benjamin C. Norris
Benjamin C. Norris
Vice President

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Bank of Montreal,
as a Lender

By:	/s/ David Check
	Name:	David Check
	Title:	Vice President

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

CIT Finance LLC,
as a Lender

By:	/s/ John Tracey
	Name:	John Tracey
	Title:	Director

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

CIT Bank,
as a Lender

By:	/s/ John Tracey
	Name:	John Tracey
	Title:	Director

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Lana Gifas
	Name:	Lana Gifas
	Title:	Director

By:	/s/ Lisa Murray
	Name:	Lisa Murray
	Title:	Associate Director

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

UBS LOAN FINANCE LLC,
as a Lender

By:	/s/ Lana Gifas
	Name:	Lana Gifas
	Title:	Director

By:	/s/ Kenneth Chin
	Name:	Kenneth Chin
	Title:	Director

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

GOLDMAN SACHS LENDING PARTNERS LLC,
as a Lender

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Golub Capital Partners CLO 11, Ltd.,
as a Lender

By:	GC Advisors LLC, as agent

By:	/s/ Michael Loehrke
Name: Michael Loehrke
Title: Authorized Signatory

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Stellar Performer Global Series:
Series G - Global Credit,
as a Lender

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

The Trustees of Syndicate 2987,
as a Lender

By:	GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

GoldenTree Loan Opportunities III, Ltd.,
as a Lender

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

GoldenTree Loan Opportunities IV, Ltd.,
as a Lender

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

GoldenTree Loan Opportunities V, Ltd.,
as a Lender

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

GoldenTree Loan Opportunities VI, Ltd,
as a Lender

By:	GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

GoldenTree Loan Opportunities VII, Ltd,
as a Lender

By:	GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Health Net of California, Inc.,
as a Lender

By:	GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Brit Insurance (Gibraltar) PCC Ltd in respect of a protected cell of that company known as ‘Cell Re’, as a Lender

By:	GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

J. P. Morgan Whitefriars Inc.,
as a Lender

By:	/s/ Virginia R. Conway
	Name:	Virginia R. Conway
	Title:	Attorney - in - Fact

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

[Palmer Square CLD 2013-1, Ltd],
as a Lender

By:	/s/ Erin E. Carney
	Name:	Erin E. Carney
	Title:	Principal

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

ATLAS SENIOR LOAN FUND II, LTD.
By: Crescent Capital Group LP, its adviser

By:	/s/ Wayne Hosang
Name:
Title:

By:
Name:
Title:

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

ATLAS SENIOR LOAN FUND, LTD.
By: Crescent Capital Group LP, its adviser

By:	/s/ Wayne Hosang
Name:
Title:

By:
Name:
Title:

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

AUCARA HEIGHTS INC.
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Wayne Hosang
Name:
Title:

By:
Name:
Title:

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

BELL ATLANTIC MASTER TRUST
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Wayne Hosang
Name:
Title:

By:
Name:
Title:

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

CRESCENT ALTERNATIVE CREDIT PARTNERS, L.P.
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Wayne Hosang
Name:
Title:

By:
Name:
Title:

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Crescent Senior Secured Floating Rate Loan Fund, LLC
By: Crescent Capital Group LP, its adviser

By:	/s/ Wayne Hosang
Name:
Title:

By:
Name:
Title:

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

ILLINOIS STATE BOARD OF INVESTMENT
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Wayne Hosang
Name:
Title:

By:
Name:
Title:

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

RGA REINSURANCE COMPANY
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Wayne Hosang
Name:
Title:

By:
Name:
Title:

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

TCW SENIOR SECURED LOAN FUND, LP
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Wayne Hosang
Name:
Title:

By:
Name:
Title:

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

PALMETTO INVESTORS MASTER FUND, LLC.
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Wayne Hosang
Name:
Title:

By:
Name:
Title:

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

BARCLAYS BANK PLC,
as Administrative Agent and Collateral Agent and as a Lender

By:	/s/ Vanessa A. Kurbatskiy
	Name:	Vanessa A. Kurbatskiy
	Title:	Vice President

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

EMPORIA PREFERRED FUNDING II, LTD.,
By: Ivy Hill Asset Management, L.P., as Collateral Manager

as a Term Lender

By:	/s/ Ryan Cascade
Name:	Ryan Cascade
Title:	Duly Authorized Signatory

EMPORIA PREFERRED FUNDING III, LTD.,
By: Ivy Hill Asset Management, L.P., as Collateral Manager

as a Term Lender

By:	/s/ Ryan Cascade
Name:	Ryan Cascade
Title:	Duly Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND III, LTD.,
By: Ivy Hill Asset Management, L.P., as Asset Manager

as a Term Lender

By:	/s/ Ryan Cascade
Name:	Ryan Cascade
Title:	Duly Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND IV, LTD.,
By: Ivy Hill Asset Management, L.P., as Portfolio Manager

as a Term Lender

By:	/s/ Ryan Cascade
Name:	Ryan Cascade
Title:	Duly Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND V, LTD.,
By: Ivy Hill Asset Management, L.P., as Portfolio Manager

as a Term Lender

By:	/s/ Ryan Cascade
Name:	Ryan Cascade
Title:	Duly Authorized Signatory

KNIGHTSBRIDGE CLO 2007-1 LIMITED,
By: Ivy Hill Asset Management, L.P., as Collateral Manager

as a Term Lender

By:	/s/ Ryan Cascade
Name:	Ryan Cascade
Title:	Duly Authorized Signatory

MEMORANDUM TO LENDERS

To:                                                                            Lenders - PGA Holdings, Inc.

From:                                                            Barclays

Date:                                                                  June 12, 2013

Re:                                                                             Amendment No. 3 to the First Lien Credit Agreement and Amendment No. 2 to the Second Lien Credit Agreement

Posted for your review is (i) Amendment No. 3 to the First Lien Credit Agreement, dated as of April 20, 2012 (as amended or otherwise modified prior to the date hereof, the “First Lien Credit Agreement”) among PG Holdco, LLC, as Holdings, PGA Holdings, Inc., as the Borrower, Barclays Bank PLC, as Administrative Agent and Collateral Agent, and certain other agents and lenders party thereto (the “First Lien Amendment”) and (ii) Amendment No. 2 to the Second Lien Credit Agreement, dated as of April 20, 2012 (as amended or otherwise modified prior to the date hereof, the “Second Lien Credit Agreement”) among PG Holdco, LLC, as Holdings, PGA Holdings, Inc., as the Borrower, Barclays Bank PLC, as Administrative Agent and Collateral Agent, and certain other agents and lenders party thereto (the “Second Lien Amendment” and collectively with the First Lien Amendment, the “Amendments”).

If you have any business questions with respect to the Amendments, please contact Jeremy Hazan (tel: 212.528.8144 or jeremy.hazan@barclays.com) or Sean Palmer (tel: 212.526.0392 or sean.palmer@barclays.com) at Barclays.

If you have any legal questions with respect to the Amendments, please contact Kristopher Villarreal (tel: 212.310.8607 or kristopher.villarreal@weil.com) or Timothy Soldani (tel: 212.310.8496 or timothy.soldani@weil.com at Weil, Gotshal & Manges LLP.

Signatures to each of the First Lien Amendment and Second Lien Amendment will be due 12:00 Noon (New York City time) on Friday, June 14, 2013. Please send 1 PDF signature page via email to christine.guthrie@weil.com and timothy.soldani@weil.com and 2 original signature pages to:

Christine Guthrie

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Muir Grove CLO, Ltd.
By:	Tall Tree Investment Management, LLC
as Collateral Manager

as a Lender

By:	/s/ Michael J. Starshak
	Name:	Michael J. Starshak Jr.
	Title:	Officer

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

ING Prime Rate Trust
By:	ING Investment Management Co. LLC, as its investment manager

ING Senior Income Fund
By:	ING Investment Management Co. LLC, as its investment manager

ING Floating Rate Fund
By:	ING Investment Management Co. LLC, as its investment manager

ISL Loan Trust
By:	ING Investment Management Co. LLC, as its investment advisor

ING (L) Flex - Senior Loans
By:	ING Investment Management Co. LLC, as its investment manager

ING Investment Trust Co. Plan for Employee Benefit Investment Funds — Senior Loan Fund
By:	ING Investment Trust Co. as its trustee

IBM Personal Pension Plan Trust
By:	ING Investment Management Co. LLC, as its investment manager

ING Investment Management CLO III, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

ING Investment Management CLO IV, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

ING Investment Management CLO V, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

ING IM CLO 2011-1, Ltd.
By:	ING Alternative Asset Management LLC, as its portfolio manager

Phoenix CLO II, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

Phoenix CLO III, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

ING IM CLO 2012-1, Ltd,
By:	ING Alternative Asset Management LLC, as its portfolio manager

City of New York Group Trust
By:	ING Investment Management Co. LLC as its investment manager

ING IM CLO 2013-1, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager as a Lender

By:	/s/ Stan Zou
Name:	Stan Zou
Title:	Vice President

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

FIFTH THIRD BANK,
as a Lender

By:	/s/ Ben Brodsky
	Name:	Ben Brodsky
	Title:	Officer

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Congressional Bank,
as a Lender

By:	/s/ Sam Crow
	Name:	Sam Crow
	Title:	SVP & CCO

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Sumitomo Mitsui Banking Corporation,
as a Lender

By:	/s/ David W. Kee
	Name:	David W. Kee
	Title:	Managing Director

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Venture VI CDO Limited,
as a Lender

By: its investment advisor, MJX Asset Management, LLC

	By:	/s/ Kenneth Ostmann
		Name:	Kenneth Ostmann
		Title	Managing Director

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Venture VII CDO Limited,
as a Lender

By: its investment advisor, MJX Asset Management, LLC

	By:	/s/ Kenneth Ostmann
		Name:	Kenneth Ostmann
		Title	Managing Director

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

BLACKSTONE/GSO STRATEGIC CREDIT FUND,
as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

	By:	/s/ Dan Smith
		Name:	Dan Smith
		Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Blackstone / GSO Long-Short Credit Income Fund,
as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

	By:	/s/ Dan Smith
		Name:	Dan Smith
		Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Blackstone / GSO Senior Floating Rate Term Fund,
as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

	By:	/s/ Dan Smith
		Name:	Dan Smith
		Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Callidus Debt Partners CLO Fund VI, Ltd.,
as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

	By:	/s/ Dan Smith
		Name:	Dan Smith
		Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Central Park CLO, Ltd.,
as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

	By:	/s/ Dan Smith
		Name:	Dan Smith
		Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Columbus Park CDO Ltd.,
as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Portfolio Manager

	By:	/s/ Dan Smith
		Name:	Dan Smith
		Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Gale Force 4 CLO, Ltd.,
as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Servicer

	By:	/s/ Dan Smith
		Name:	Dan Smith
		Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Gramercy Park CLO Ltd.,
as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

	By:	/s/ Dan Smith
		Name:	Dan Smith
		Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Inwood Park CDO LTD.,
as a Lender

By: Blackstone Debt Advisors LP As Collateral Manager

	By:	/s/ Dan Smith
		Name:	Dan Smith
		Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Maps CLO Fund II, Ltd.,
as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

	By:	/s/ Dan Smith
		Name:	Dan Smith
		Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Prospect Park CDO Ltd.,
as a Lender

By: Blackstone Debt Advisors L.P. As Collateral Manager

	By:	/s/ Dan Smith
		Name:	Dan Smith
		Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Riverside Park CLO Ltd.,
as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

	By:	/s/ Dan Smith
		Name:	Dan Smith
		Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Tribeca Park CLO Ltd.,
as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Portfolio Manager

	By:	/s/ Dan Smith
		Name:	Dan Smith
		Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

ACE American Insurance Company,
as a Lender

By: T. Rowe Price Associates, Inc. as investment advisor

	By:	/s/ Brian Rubin
		Name:	Brian Rubin
		Title	Vice President

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

T. Rowe Price Floating Rate Fund, Inc.,
as a Lender

	By:	/s/ Brian Rubin
		Name:	Brian Rubin
		Title	Vice President

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

T. Rowe Price Floating Rate Multi-Sector Account Portfolio,
as a Lender

	By:	/s/ Brian Rubin
		Name:	Brian Rubin
		Title	Vice President

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

T. Rowe Price Institutional Floating Rate Fund,
as a Lender

	By:	/s/ Brian Rubin
		Name:	Brian Rubin
		Title	Vice President

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

TELOS CLO 2013-4, Ltd.,
as a Lender

	By:	/s/ Jonathan Tepper
		Name:	Jonathan Tepper
		Title	Director

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

TELOS CLO 2007-2, Ltd.,
as a Lender

By:	/s/ Jonathan Tepper
	Name:	Jonathan Tepper
	Title	Director

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

TELOS CLO 2013-3, Ltd.,
as a Lender

By:	/s/ Jonathan Tepper
	Name:	Jonathan Tepper
	Title	Director

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

TELOS CLO 2006-1, Ltd.,
as a Lender

By:	/s/ Jonathan Tepper
	Name:	Jonathan Tepper
	Title	Director

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

General Electric Pension Trust,
as a Lender

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Brit Insurance (Gibraltar) PCC Limited,
as a Lender

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
	Name:	KAITLIN TRINH
	Title	Managing Director

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

5180 CLO LP,
as a Lender

By: Guggenheim Partners Investment Management, LLC
As Collateral Manager

By:	/s/ Kaitlin Trinh
	Name:	KAITLIN TRINH
	Title	Managing Director

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

HIGH-YIELD LOAN PLUS MASTER SEGREGATED PORTFOLIO,
as a Lender

By: Guggenheim High-Yield Plus Master Fund SPC,
On behalf of and for the account of the HIGH-YIELD LOAN
PLUS MASTER SEGREGATED PORTFOLIO
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	KAITLIN TRINH
	Title	Managing Director

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

NOTE FUNDING, LLC,
as a Lender

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title	Managing Director

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

NZC Guggenheim Master Fund Limited,
as a Lender

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	KAITLIN TRINH
	Title	Managing Director

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

SBL Fund-Series F,
as a Lender

By:
By: Guggenheim Partners Investment Management, LLC as Investment Adviser

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title	Managing Director

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

RAYMOND JAMES, N.A.,
as a Lender

By:	/s/ Alexander L. Rody
	Name:	Alexander L. Rody
	Title:	Senior Vice President

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Stellar Performer Global Series:
Series G - Global Credit
as a Lender

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

The Trustees of Syndicate 2987
as a Lender

By: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

GoldenTree Loan Opportunities III, Ltd.
as a Lender

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

GoldenTree Loan Opportunities IV, Ltd.
as a Lender

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

GoldenTree Loan Opportunities V, Ltd.
as a Lender

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

GoldenTree Loan Opportunities VI, Ltd
as a Lender

By: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

GoldenTree Loan Opportunities VII, Ltd
as a Lender

By: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Health Net of California, Inc.
as a Lender

By: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Brit Insurance (Gibraltar) PCC Ltd in respect of a protected cell of that company known as ‘Cell Re’
as a Lender

By: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

J. P. Morgan Whitefriars Inc.,
as a Lender

By:	/s/ Virginia R. Conway
	Name:	Virginia R. Conway
	Title:	Attorney - in - Fact

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

[Palmer Square CLO 2013-1, Ltd],
as a Lender

By:	/s/ Erin E. Ganey
	Name:	Erin E. Ganey
	Title:	Principal

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

ATLAS SENIOR LOAN FUND II, LTD.
By: Crescent Capital Group LP, its adviser

By:	/s/ Wayne Hosang
Name:
Title:

By:
Name:
Title:

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

ATLAS SENIOR LOAN FUND, LTD.
By: Crescent Capital Group LP, its adviser

By:	/s/ Wayne Hosang
Name:
Title:

By:
Name:
Title:

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

AUCARA HEIGHTS INC.
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Wayne Hosang
Name:
Title:

By:
Name:
Title:

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

BELL ATLANTIC MASTER TRUST
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Wayne Hosang
Name:
Title:

By:
Name:
Title:

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

CRESCENT ALTERNATIVE CREDIT PARTNERS, L.P.
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Wayne Hosang
Name:
Title:

By:
Name:
Title:

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Crescent Senior Secured Floating Rate Loan Fund, LLC
By: Crescent Capital Group LP, its advisor

By:	/s/ Wayne Hosang
Name:
Title:

By:
Name:
Title:

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

ILLINOIS STATE BOARD OF INVESTMENT
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Wayne Hosang
Name:
Title:

By:
Name:
Title:

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

RGA REINSURANCE COMPANY
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Wayne Hosang
Name:
Title:

By:
Name:
Title:

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

TCW SENIOR SECURED LOAN FUND, LP
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Wayne Hosang
Name:
Title:

By:
Name:
Title:

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

PALMETTO INVESTORS MASTER FUND, LLC.
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Wayne Hosang
Name:
Title:

By:
Name:
Title:

AMENDMENT No. 3 — PRESS GANEY

FIRST LIEN

BARCLAYS BANK PLC,
as Administrative Agent and Collateral Agent and as a Lender

By:	/s/ Vanessa A. Kurbatskiy
	Name:	Vanessa A. Kurbatskiy
	Title:	Vice President

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

EMPORIA PREFERRED FUNDING II, LTD.,
By: Ivy Hill Asset Management, L.P., as Collateral Manager

as a Term Lender

By:	/s/ Ryan Cascade
Name:	Ryan Cascade
Title:	Duly Authorized Signatory

EMPORIA PREFERRED FUNDING III, LTD.,
By: Ivy Hill Asset Management, L.P., as Collateral Manager

as a Term Lender

By:	/s/ Ryan Cascade
Name:	Ryan Cascade
Title:	Duly Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND III, LTD.,
By: Ivy Hill Asset Management, L.P., as Asset Manager

as a Term Lender

By:	/s/ Ryan Cascade
Name:	Ryan Cascade
Title:	Duly Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND IV, LTD.,
By: Ivy Hill Asset Management, L.P., as Portfolio Manager

as a Term Lender

By:	/s/ Ryan Cascade
Name:	Ryan Cascade
Title:	Duly Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND V, LTD.,
By: Ivy Hill Asset Management, L.P., as Portfolio Manager

as a Term Lender

By:	/s/ Ryan Cascade
Name:	Ryan Cascade
Title:	Duly Authorized Signatory

KNIGHTSBRIDGE CLO 2007-1 LIMITED,
By: Ivy Hill Asset Management, L.P., as Collateral Manager

as a Term Lender

By:	/s/ Ryan Cascade
Name:	Ryan Cascade
Title:	Duly Authorized Signatory

MEMORANDUM TO LENDERS

To:	Lenders - PGA Holdings, Inc.

From:	Barclays

Date:	June 12, 2013

Re:	Amendment No. 3 to the First Lien Credit Agreement and Amendment No. 2 to the Second Lien Credit Agreement

Posted for your review is (i) Amendment No. 3 to the First Lien Credit Agreement, dated as of April 20, 2012 (as amended or otherwise modified prior to the date hereof, the “First Lien Credit Agreement”) among PG Holdco, LLC, as Holdings, PGA Holdings, Inc., as the Borrower, Barclays Bank PLC, as Administrative Agent and Collateral Agent, and certain other agents and lenders party thereto (the “First Lien Amendment”) and (ii) Amendment No. 2 to the Second Lien Credit Agreement, dated as of April 20, 2012 (as amended or otherwise modified prior to the date hereof, the “Second Lien Credit Agreement”) among PG Holdco, LLC, as Holdings, PGA Holdings, Inc., as the Borrower, Barclays Bank PLC, as Administrative Agent and Collateral Agent, and certain other agents and lenders party thereto (the “Second Lien Amendment” and collectively with the First Lien Amendment, the “Amendments”).

If you have any business questions with respect to the Amendments, please contact Jeremy Hazan (tel: 212.528.8144 or jeremy.hazan@barclays.com) or Sean Palmer (tel: 212.526.0392 or sean.palmer@barclays.com) at Barclays.

If you have any legal questions with respect to the Amendments, please contact Kristopher Villarreal (tel: 212.310.8607 or kristopher.villarreal@weil.com) or Timothy Soldani (tel: 212.310.8496 or timothy.soldani@weil.com at Weil, Gotshal & Manges LLP.

Signatures to each of the First Lien Amendment and Second Lien Amendment will be due 12:00 Noon (New York City time) on Friday, June 14, 2013. Please send 1 PDF signature page via email to christine.guthrie@weil.com and timothy.soldani@weil.com and 2 original signature pages to:

Christine Guthrie

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Muir Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC as Collateral Manager

as a Lender

By:	/s/ Michael J. Starshak Jr.
	Name:	Michael J. Starshak Jr.
	Title:	officer

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

ING Prime Rate Trust
By:	ING Investment Management Co. LLC, as its investment manager

ING Senior Income Fund
By:	ING Investment Management Co. LLC, as its investment manager

ING Floating Rate Fund
By:	ING Investment Management Co. LLC, as its investment manager

ISL Loan Trust
By:	ING Investment Management Co. LLC, as its investment advisor

ING (L) Flex - Senior Loans
By:	ING Investment Management Co. LLC, as its investment manager

ING Investment Trust Co. Plan for Employee
Benefit Investment Funds — Senior Loan Fund
By:	ING Investment Trust Co. as its trustee

IBM Personal Pension Plan Trust
By:	ING Investment Management Co. LLC, as its investment manager

ING Investment Management CLO III, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

ING Investment Management CLO IV, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

ING Investment Management CLO V, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

ING IM CLO 2011-1, Ltd.
By:	ING Alternative Asset Management LLC, as its portfolio manager

Phoenix CLO II, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

Phoenix CLO III, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

ING IM CLO 2012-1, Ltd.
By:	ING Alternative Asset Management LLC, as its portfolio manager

City of New York Group Trust
By:	ING Investment Management Co. LLC as its investment manager

ING IM CLO 2013-1, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager as a Lender

By:	/s/ Stan Zou
Name:	Stan Zou
Title:	Vice President

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

FIFTH THIRD BANK,
as a Lender

By:	/s/ Ben Brodsky
Name:	Ben Brodsky
Title:	Officer

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Congressional Bank,
as a Lender

	By:	/s/ Sam Crow
Name: Sam Crow
Title: SVP & CCO

AMENDMENT NO. 3 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

AIB Debt Management, Limited
as a Lender

	By:	/s/ Roisin O’Connell
		Name:	Roisin O’Connell
		Title:	Senior Vice President
Investment Advisor to
AIB Debt Management, Limited

	By:	/s/ Joanne O’Driscoll
		Name:	Joanne O’Driscoll
		Title:	Vice President
Investment Advisor to
AIB Debt Management, Limited

AMENDMENT NO. 3 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

GENERAL ELECTRIC CAPITAL
CORPORATION,
as a Lender

	By:	/s/ Ketan V. Parikh
Name: Ketan V. Parikh
Title: Duly Authorized Signatory

AMENDMENT NO. 3 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

GE CAPITAL BANK, F/K/A GE CAPITAL
FINANCIAL INC.,
as a Lender

	By:	/s/ Heather-Leigh Glade
Name: Heather-Leigh Glade
Title: Duly Authorized Signatory

AMENDMENT NO. 3 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Sumitomo Mitsui Banking Corporation,
as a Lender

	By:	/s/ David W. Kee
Name: David W. Kee
Title: Managing Director

AMENDMENT NO. 3 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Venture VI CDO Limited
as a Lender

By: its investment advisor, MJX Asset Management, LLC

	By:	/s/ Kenneth Ostmann
		Name:	Kenneth Ostmann
		Title	Managing Director

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Venture VII CDO Limited
as a Lender

By: its investment advisor, MJX Asset Management, LLC

	By:	/s/ Kenneth Ostmann
		Name:	Kenneth Ostmann
		Title	Managing Director

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

BLACKSTONE/GSO STRATEGIC CREDIT FUND
as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

	By:	/s/ Dan Smith
		Name:	Dan Smith
		Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Blackstone / GSO Long-Short Credit Income Fund
as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

	By:	/s/ Dan Smith
		Name:	Dan Smith
		Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Blackstone / GSO Senior Floating Rate Term Fund
as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

	By:	/s/ Dan Smith
		Name:	Dan Smith
		Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Callidus Debt Partners CLO Fund VI, Ltd.
as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

	By:	/s/ Dan Smith
		Name:	Dan Smith
		Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Central Park CLO, Ltd.
as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

	By:	/s/ Dan Smith
		Name:	Dan Smith
		Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Columbus Park CDO Ltd.
as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Portfolio Manager

	By:	/s/ Dan Smith
		Name:	Dan Smith
		Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Gale Force 4 CLO, Ltd.
as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Servicer

	By:	/s/ Dan Smith
		Name:	Dan Smith
		Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Gramercy Park CLO Ltd.
as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

	By:	/s/ Dan Smith
		Name:	Dan Smith
		Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Inwood Park CDO LTD.
as a Lender

By: Blackstone Debt Advisors LP As Collateral Manager

	By:	/s/ Dan Smith
		Name:	Dan Smith
		Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Maps CLO Fund II, Ltd.
as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

	By:	/s/ Dan Smith
		Name:	Dan Smith
		Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Prospect Park CDO Ltd.
as a Lender

By: Blackstone Debt Advisors L.P. As Collateral Manager

	By:	/s/ Dan Smith
		Name:	Dan Smith
		Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Riverside Park CLO Ltd.
as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

	By:	/s/ Dan Smith
		Name:	Dan Smith
		Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Tribeca Park CLO Ltd.
as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Portfolio Manager

	By:	/s/ Dan Smith
		Name:	Dan Smith
		Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

ACE American Insurance Company
as a Lender

By: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Rubin
	Name:	Brian Rubin
	Title	Vice President

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

T. Rowe Price Floating Rate Fund, Inc.
as a Lender

By:	/s/ Brian Rubin
	Name:	Brian Rubin
	Title	Vice President

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

T. Rowe Price Floating Rate Multi-Sector Account Portfolio
as a Lender

By:	/s/ Brian Rubin
	Name:	Brian Rubin
	Title	Vice President

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

T. Rowe Price Institutional Floating Rate Fund
as a Lender

By:	/s/ Brian Rubin
	Name:	Brian Rubin
	Title	Vice President

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

TELOS CLO 2013-4, Ltd.
as a Lender

By:	/s/ Jonathan Tepper
	Name:	Jonathan Tepper
	Title	Director

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

TELOS CLO 2007-2, Ltd.
as a Lender

By:	/s/ Jonathan Tepper
	Name:	Jonathan Tepper
	Title	Director

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

TELOS CLO 2013-3, Ltd.
as a Lender

By:	/s/ Jonathan Tepper
	Name:	Jonathan Tepper
	Title	Director

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

TELOS CLO 2006-1, Ltd.
as a Lender

By:	/s/ Jonathan Tepper
	Name:	Jonathan Tepper
	Title	Director

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

General Electric Pension Trust
as a Lender

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title	Authorized Signatory

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Brit Insurance (Gibraltar) PCC Limited
as a Lender

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
	Name:	KAITLIN TRINH
	Title	Managing Director

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

5180 CLO LP
as a Lender

By: Guggenheim Partners Investment Management, LLC As Collateral Manager

By:	/s/ Kaitlin Trinh
	Name:	kaitlin trinh
	Title	Managing Director

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

HIGH-YIELD LOAN PLUS MASTER
SEGREGATED PORTFOLIO
as a Lender

By: Guggenheim High-Yield Plus Master Fund SPC, On behalf of and for the account of the HIGH-YIELD LOAN
PLUS MASTER SEGREGATED PORTFOLIO
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title	Managing Director

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

NOTE FUNDING, LLC
as a Lender

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title	Managing Director

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

NZC Guggenheim Master Fund Limited
as a Lender

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	KAITLIN TRINH
	Title	Managing Director

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

SBL Fund-Series F
as a Lender

By:
By: Guggenheim Partners Investment Management, LLC as Investment Adviser

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title	Managing Director

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Swiss Capital PRO Loan III Plc
as a Lender

By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

By:	/s/ Sabrina Holub
	Name:	Sabrina Holub
	Title	Client Service Manager

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

Guggenheim U.S. Loan Fund II
as a Lender

By: Guggenheim U.S. Loan Fund II, a sub fund of Guggenheim Qualifying Investor Fund plc
By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

By:	/s/ Sabrina Holub
	Name:	Sabrina Holub
	Title	Client Service Manager

By:
Name:
Title

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 3 Effective Date.

GE CAPITAL BANK, F/K/A GE CAPITAL
FINANCIAL INC.,
as a Lender

By:	/s/ Heather-Leigh Glade
Name: Heather-Leigh Glade
Title: Duly Authorized Signatory

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN

CONSENT OF SUBSIDIARY GRANTORS

By its signature below, each of the undersigned Guarantors and Grantors hereby consents to the foregoing Amendment No. 3 and confirms and reaffirms its guarantee of the Obligations and its grant of a security interest in its assets to secure the Obligations, in each case, pursuant to the Guarantee and Collateral Agreement, and each of the undersigned Guarantors and Grantors further acknowledges and agrees to be bound by the terms of Section 5 of the foregoing Amendment No. 3.

PRESS GANEY ASSOCIATES, INC.

By:	/s/ Eileen Kamerick
Name:	Eileen Kamerick
Title:	Treasurer and Chief Financial Officer

PATIENTIMPACT LLC

By:	/s/ Paul D. Worland
Name:	Paul D. Worland
Title:	Vice President and Secretary

DATA ADVANTAGE, LLC

By:	/s/ Paul D. Worland
Name:	Paul D. Worland
Title:	Vice President and Secretary

CENTER FOR PERFORMANCE SCIENCES, INC.

By:	/s/ Andrew J. Cavanna
Name:	Andrew J. Cavanna
Title:	Secretary

MOREHEAD ASSOCIATES, INC.

By:	/s/ Eileen Kamerick
Name:	Eileen Kamerick
Title:	Treasurer

AMENDMENT NO. 3 — PRESS GANEY

FIRST LIEN